Exhibit 99.2

Focusing on Core Franchise – Transitioning National Businesses[1]

	Core Franchise		Pursuing Sale/ Wind Down	Liquidating
	Regional Banking	**Capital Markets**	**Mortgage Banking**	**National Speciality Lending**
Description	▪ Traditional lending and deposit-taking activities for retail and commercial customers	▪ Traditional capital markets trading activities, equity research and investment banking, as well as correspondent banking	▪ Originations and servicing of agency first lien mortgages	▪ Portfolio lending activities such as consumer and construction lending outside the Regional Banking footprint
Strategic Focus	▪ Refocus investments in Tennessee and work toward achieving a 30% customer share	▪ Continue to diversify product set and increase product penetration to existing clients	▪ Seeking to sell or will significantly downsize operations, and focus on existing operations through Regional Banking	▪ Run off portfolio and mitigate losses
Total Period End Assets at 3/31/08	$12.2bn	$6.2bn	$6.2bn	$9.0bn
Asset Quality as of or for the quarter ended 3/31/08				
Allowance	$184mm	$24mm	$1mm	$273mm
Nonperforming Loans	$81mm	$13mm	$10mm	$433mm
NPLs as % of Loans	0.75%	0.95%	N/A	4.75%
Net Charge-offs %	1.16%	1.23%	0.00%	2.80%

Source: Public Filings, FHN Internal Information

[1]Excludes Corporate Business Segment, which contains $3.7bn of total assets, primarily related to FHN's investment portfolio

FIRST HORIZON NATIONAL CORPORATION

6

Loan Portfolio Overview Period End Loans at 3/31/08 (Total $21.9 billion) [Graphic Appears Here] [Graphic Appears Here] Nonperforming Loans at 3/31/08 (Total $537 million) Public Filings Source: Includes all other loans not allocated to a segment on this page Includes loans in Regional Banking and Capital Markets segments 2 1

Credit Quality · net Lending general to Specialty to down related charged National been to deterioration have confined some loans deterioration showing nonperforming portfolio all credit ofconditions value of Majorityportfolios Remaindereconomic Substantiallyrealizable · [Graphic Appears Here] Public Filings Source: [Graphic Appears Here] Includes Regional Banking and Capital Markets segments [1] Includes all other loans not allocated to a segment on this page includes $16mm allowance allocated to National Specialty other [2] Other NPLs

Performance Overview Expect residential CRE portfolio to shrink to ~$1.5bn by year-end 2008 Residential CRE - Total Balance National Balance 1Q08 2.0 bn 1.4 bn — $ $ 4 Q07 2.1 bn 1.4 bn —— — $ $ 3 Q07 2.2 bn 1.5 bn —— — $ $ 2 Q07 2.3 bn 1.5 bn —— — $ $ 1 Q07 2.3 bn 1.5 bn —— — $ $ Total Commitments [Graphic Appears Here] % Completion NPL % Charge-offs % 70% 2.73% 12.07% 5.93% 66% 3.56% 6.43% 3.82% 65% 1.25% 3.93% 0.51% 65% 1.96% 1.67% 0.29% 64% 0.82% 0.41% 0.43 % Public Filings, First Horizon Internal Information Source:

($2.0 billion total balance) Residential CRE Geographic Concentration [Graphic Appears Here] Collateral Type [Graphic Appears Here] 11.9% 18.0% 7.8% 17.9% 10.1% 12.1% 119 43 32 25 17 237 1-4 Family Condo Land Development Raw Land Developed Land Total — 29.0% 17.0% 23.0% 3.0% 11.0% 4.0% 12.0% 6.0% 2.0% 15.5% 12.1% 68 30 23 11 9 8 7 7 2 73 237 FL CA VA TN CO WA GA TX NC Other Total [Graphic Appears Here] First Horizon Internal Information Public Filings; Collateral Type -Geographic -Source:

Performance Overview One-Time Close - · a as 2008, year-end sheet by balance market the on $600-650mm secondary retained to in shrink sold mortgages to mortgages prime off portfolio prime performing charged close following: performing $90mm one-time the of $700mm $700mm-$1.1bn Approximately · Expect result · Total Balance Total Commitments % Completion 30+ Delinquency % NPL % Charge-offs % [Graphic Appears Here] 1Q08 1.8 bn 70% 2.67% 4.63% — $10.95% 4 Q07 2.0 bn 66% 2.50% 5.68% 2.18% —— — $ 3 Q07 2.2 bn 63% 1.91% 3.21% 1.16% —— — $ 2 Q07 2.2 bn 61% 1.08% 2.60% 0.68% —— — $ 1 Q07 2.1 bn 61% 1.73% 1.41% 0.14% —— — $ [Graphic Appears Here] Public Filings, First Horizon Internal Information Source:

Isolating Risk ($1.8bn total balance) One-Time Close - Geographic [Graphic Appears Here] Product Type [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here]

Home Equity Portfolio Characteristics Portfolio Characteristics Geographic Distribution Balance Original FICO Original CLTV Full Doc Owner Occupied HELOCs Weighted Avg. HELOC Utilization Total 8.0bn 732 82% 70% 95% 4.4bn 51% — $$ 5.8bn 738 83% 70% 97% 3.7bn 52% Second $ $ — First 2.1bn 726 78% 72% 86% 0.6bn 44% — $$ [Graphic Appears Here] Core Banking Customers Asset Quality Metrics(consolidated) Delinquency Distribution NPL 30+ Delinq. Charge-offs [Graphic Appears Here]

Home Equity Portfolio Characteristics [1] Portfolio Characteristics [Graphic Appears Here] [1] Portfolio Breakdown by LTV and FICO 2005 Orig. LTV <=2004 2007 Orig. FICO 2006 2008 FICOOriginal > 90% 4.9% 1.9% 1.9% 3.3% 1.5% 0.5% — 90.0% —— - 13.1% 4.6% 4.4% 4.2% 1.5% 0.3% 80.1% - —— — Cumulative Original LTV Regional Bank 85% <= 80% 30.9% 7.4% 7.4% 8.4% 2.8% 0.9% —— —— - >=740 720-739 700-719 660-699 620-659 < 620 Vintage Breakdown [Graphic Appears Here] Peer Comparison 1Q08 NCO Ratio - [Graphic Appears Here] [Graphic Appears Here] Excludes insured loans Public Filings and presentations, First Horizon Internal Information [1] Source:

C & I and Income CRE Portfolio C & I Balance by Channel [Graphic Appears Here] Income CRE Balance by Channel [Graphic Appears Here] 40 11 Mar-08 0.57% 2.01% 1.94% mm) 10 Public Filings $ 5 1 Dec-07 Charge-offs 1.96% 0.27% 0.13% Source: — 38 1 NPL 0.86% 0.06% 0.12% 1 Sep-07 (consolidated) 17 1 0.38% 0.06% 0.04% 7 0.2 Jun-07 30+ Delinq. Income CRE Asset 2 0.0 0.07% 0.09% 0.01% Quality ( 1 Mar-07 30+ Delinq. % NPL % Charge-offs % — 45 15 Mar-08 0.93% 0.64% 0.83% mm) 67 $ 17 4 Dec-07 Charge-offs 0.50% 0.24% 0.20% — 35 24 10 Sep-07 NPL 0.41% 0.33% 0.57% (consolidated) 29 22 8 Jun-07 30+ Delinq. 0.66% 0.31% 0.45% C & I Asset Quality ( 47 33 10 Mar-07 0.50% 0.45% 0.55% 36 30+ Delinq. % NPL % Charge-offs % [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here]

Expectations and Risks Summary · on pressure downward that assumes2009 into forecastcontinue thiswill invalues environmentestate economicreal Theresidential 120 mm 150 mm 425 mm [3] $ $ $ - Post-2008 75- 50- 2 Expectation [1] $ $ 150 $ mm) 72 118 95 115 49 33 483 $ $ Allowance at 3/31/08 ( — mm) 129 162 99 484 Total $ $ ( mm) 30 50 20 100 $ $ Estimated 2008 Downside Risk Incremental ( — 99 112 79 60 20 14 384 Total 2008 (Estimate) $ mm) $ 70 90 60 45 10 10 285 Charge-Offs ( 2Q08-4Q08 (Estimate) $ 29 22 19 15 10 4 99 1Q08 (Actual) $ bn) $2.0 1.8 8.0 7.2 2.0 1.0 Balance ( 21.9 Period End at 3/31/08 $ Portfolio Residential CRE One-Time Close Home Equity Commercial Income CRE Other Total First Horizon Internal Information Source: Based on total commitments for each portfolio [1] [Graphic Appears Here] positively differentiated performance from FHN sold andEstimate assumes loss rates for balance sheet portfolio accelerate to the [3]blended cumulative loss rates for the balance sheet, sold, and securitized portfolios combined Estimate assumes losses in balance sheet portfolio continue samesecuritized portfolio as achieved historically [2]

[1] Liquidity Position Remains Strong Current Funding Base [Graphic Appears Here] · and liquidity termsecurities excess billion availability, of $6.6 FHLBunpledged be of sources to repos, TAF Current estimated ComprisedMMDAs,Fed · Core Deposits $14bn Total $32bn · to funding used and by deposits debt sheets funded reduction offset previously seasonal mortgage billion maturities to wholesale credit loans sheet · Deposits13.97bn and the balance · on debt bank less funding in bank loans/$11 adequate sources balance at by cyclical markets billion reliance deposits upcoming parent than replaced sensitive $11 Prior Wholesale support fluctuations capital Tennessee core No at Expected more maturities · Core [Graphic Appears Here] First Horizon Internal Information Stock, & Common Equity of $5.2bn Source: Excluding Capital Markets Payables, Other Liabilities, Preferred [1]

Equity Issuance Bolsters Capital Position Significantly · 17bps of savings approximately capital in by increases results TCE/TA27bps dividend stockannum reduced, with approximately per assetsby dividendmillion of cash$100 billionincreases of · $11 eachTier approximately Forand Replacement · TCE/TA Tier 1 Ratio 10.1% 11.0% 9.3% 9.4% 9.2% 7.8% 7.1% 7.3% 6.8% 6.7% 6.2% 5.6% 5.7% [Graphic Appears Here] 5.0% 4.7% [Graphic Appears Here] BXS BOKF ASBC TRM K [1] FHN PF TCB FULT FM BI ZION FHN 2 2 HBAN BXS [1] FHN PF FULT TRM K BOKF FM BI TCB 2 ASBC FHN HBAN 2 ZION Pro Forma for a $600 million capital raise [1] All capital ratios as of 3/31/08, unless otherwise noted; [Graphic Appears Here]

As of 12/31/07SNL Financial [2] Source: Potential Capital Position Methodology Assumptions · 3/31/08 of at illustrate range to calculated place made a are takes under ratios assumptions ratios capital transaction capital scenarios forma assuming potential Pro Simplifying credit · · [1] $10.75 (each of estimates TCE/TA of stock constant close earnings broker in increase paid remain would 4/25/08 median be to to pre-provision on to reduction equal based assumed assumed price pre-tax 17bps) rate $423.5mm level asset tax Q2-Q4 Dividend Asset $1bn approx. Issuance 35% · 900mm 9.1% 920 320 13.8% 1,140 7.4% 890 5.8% 31011.80 $ $ 600mm 9.7% 1,120 510 14.4% 1,340 7.9% 1,080 6.4% 50012.90 $ $ Illustrative 12/31/08 Capital Ratios 300mm 10.4% 1,310 710 15.1% 1,530 8.5% 1,280 6.9% 70014.00 Assuming Remaining 2008 Provision of $ $ 600 mm 1,2306301,4501,200 62013.50 $10.1% 14.8% 8.2% 6.7% Illustrative for Capital Raise $ 1Q08 8.1% 630 30 12.8% 850 6.6% 600 5.0% 2014.67 $ mm, except per share values) $ ( Tier 1 RBC Excess to Well Capitalized — 6.0% Excess to Benchmark — 8.0% Total Capital Excess to Well Capitalized — 10.0% Tier 1 Leverage Excess to Well Capitalized — 5.0% TCE/TA Excess to 5.0% Tangible Book Value Per Share Montgomery, JPMorgan, Sachs, Janney Merrill Lynch, Stanford Group, Stern Agee, Stifel Nicolaus Includes brokers with quarterly earningDs estimates: FBR, Goldman [1]